UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2025

Intra-Cellular Therapies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36274	36-4742850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 Route 202/206, Suite 6 Bedminster, NJ	07921
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (646) 440-9333

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITCI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On January 10, 2025, Intra-Cellular Therapies, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Johnson & Johnson, a New Jersey corporation (“Parent”), and Fleming Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (“Company Shares”) issued and outstanding immediately prior to the Effective Time (other than certain Company Shares to be canceled pursuant to the Merger Agreement and Company Shares with respect to which appraisal rights have been properly and validly exercised) will automatically be converted into the right to receive an amount equal to $132.00 per share in cash (the “Merger Consideration”), without interest thereon and less any applicable tax withholdings.

Consummation of the Merger is subject to customary closing conditions, including, without limitation, the absence of certain legal restraints preventing or otherwise making illegal the consummation of the Merger, no Company Material Adverse Effect having occurred since the signing of the Merger Agreement that is continuing as of immediately prior to the Effective Time, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the adoption of the Merger Agreement and approval of the Merger by the affirmative vote of the holders of a majority of the outstanding Company Shares (the “Company Stockholder Approval”).

The parties expect the Merger and the other transactions contemplated by the Merger Agreement to close later this year. The Merger Agreement provides that as promptly as reasonably practicable after the date of the Merger Agreement, the Company will prepare and file with the United States Securities and Exchange Commission (“SEC”) a preliminary proxy statement relating to the meeting of the Company’s stockholders for the purpose of obtaining the Company Stockholder Approval.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its Subsidiaries prior to the Effective Time. The Company is also subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals, with customary exceptions to allow the Board of Directors to exercise its fiduciary duties. These exceptions include that, subject to the terms and conditions of the Merger Agreement, prior to obtaining the Company Stockholder Approval, if the Company receives a bona fide acquisition proposal that did not result from a material breach by the Company of its no-shop covenants, and the Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that such acquisition proposal constitutes a Superior Proposal and the failure to terminate the Merger Agreement and enter into a definitive agreement with respect to such Superior Proposal would be inconsistent with the Board of Directors’ fiduciary duties under applicable law, then the Company is permitted to terminate the Merger Agreement and enter into a definitive agreement with respect to that Superior Proposal (subject to certain customary match rights in favor of Parent).

The Merger Agreement contains certain termination rights for the Company and Parent. Subject to the terms and conditions of the Merger Agreement, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated on or before July 10, 2025, which period may be extended automatically for two automatic 6-month periods if at the end of the prior period, either of the conditions relating to approval of the Merger pursuant to the HSR Act or the absence of certain legal restraints preventing or otherwise making illegal the consummation of the Merger (solely in respect of any antitrust law or order under any antitrust law) has not been satisfied (the “Termination Date”).

Upon termination of the Merger Agreement, under specified circumstances, the Company will be required to pay Parent a termination fee of $475,500,000. Such circumstances include where the Merger Agreement is terminated (i) in connection with the Company accepting and entering into an agreement for the consummation of a transaction which the Board of Directors determines constitutes a Superior Proposal and (ii) due to the Board of Directors’ change or withdrawal of, or failure to reaffirm as required by the Merger Agreement, its recommendation of the Merger to the Company’s stockholders. The termination fee will also be payable if the Merger Agreement is terminated (i) (a) by Parent or the Company because the Merger is not consummated before the Termination Date (but in the case of a termination by the Company, only if at such time Parent would not be prohibited from terminating the Merger Agreement on the same basis because its material breach had been a principal cause of or resulted in the Merger not being consummated by the Termination Date) or (b) by Parent or the Company due to failure to obtain the Company Stockholder Approval, (ii) prior to any such termination, a proposal to acquire more than 50% of the Company’s stock or assets is publicly disclosed and has not been withdrawn in accordance with the Merger Agreement, and (iii) the Company enters into an agreement for, or consummates, a transaction involving an acquisition of more than 50% of the Company’s stock or assets within 12 months of such termination.

At the Effective Time, each Company Option that is then outstanding and unexercised as of immediately prior to the Effective Time, whether vested or unvested, and which has a per share exercise price that is less than the Merger Consideration, will be cancelled and converted into the right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of Company Shares underlying such Company Option immediately prior to the Effective Time, and (ii) the excess of (A) the Merger Consideration over (B) the per share exercise price of such Company Option. In addition, at the Effective Time, each other Company Option with a per share exercise price that equals or exceeds the amount of the Merger Consideration will be cancelled for no consideration.

At the Effective Time, each Company RSU Award that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be canceled and converted into the right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of Company Shares underlying such Company RSU Award immediately prior to the Effective Time and (ii) the Merger Consideration.

At the Effective Time, each Company PSU Award that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be canceled and converted into the right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of Company Shares underlying such Company PSU Award immediately prior to the Effective Time determined by treating all applicable performance measures as satisfied at the target level of performance and (ii) the Merger Consideration.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement and (ii) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. In addition, the representations, warranties and covenants have been qualified by (a) matters specifically disclosed in certain of the Company’s filings with the SEC, (b) confidential disclosures made to Parent and Merger Sub in the disclosure letter delivered by the Company in connection with the Merger Agreement, and (c) materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business.

Additional Information

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC.

Item 7.01	Regulation FD Disclosure.

On January 13, 2025, the Company and Parent issued a joint press release announcing entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in Exhibit 99.1 is being furnished, not filed, pursuant to this Item 7.01. Accordingly, such information will not be incorporated by reference into any filing filed by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K with respect to Exhibit 99.1 is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

2.1*	Agreement and Plan of Merger, dated as of January 10, 2025, by and among Johnson & Johnson, Fleming Merger Sub, Inc. and Intra-Cellular Therapies, Inc.

99.1	Press Release, dated January 13, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The press release may contain hypertext links to information on the Company’s website or the Parent’s website. The information on the Company’s website and the Parent’s website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

*	Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

Additional Information and Where to Find It

In connection with the transaction, Intra-Cellular Therapies, Inc. (“ITCI”) plans to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that ITCI may file with the SEC and send to its stockholders in connection with the transaction. Before making any voting decision, ITCI’s stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about ITCI and the transaction.

ITCI’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about ITCI, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement (if and when available) and other documents filed by ITCI with the SEC may be obtained, without charge, by contacting ITCI through its website at https://ir.intracellulartherapies.com/.

Participants in the Solicitation

Johnson & Johnson and ITCI and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ITCI in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is available in Johnson & Johnson’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 16, 2024, and Johnson & Johnson’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on March 13, 2024. Information about ITCI’s directors and executive officers is available in ITCI’s Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 22, 2024, and ITCI’s definitive proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 29, 2024. To the extent holdings of Johnson & Johnson’s or

ITCI’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 3 filed by Sanjeev Narula on August 14, 2024 and the Form 4s filed by: Sharon Mates on August 23, 2024, August 28, 2024, August 30, 2024 and December 6, 2024; Joel S. Marcus on June 18, 2024 and June 25, 2024; Rory B. Riggs on June 18, 2024, June 25, 2024, July 2, 2024, October 2, 2024, October 15, 2024 and January 3, 2025; Eduardo Rene Salas on June 18, 2024 and June 25, 2024; Robert L. Van Nostrand on June 18, 2024, June 21, 2024, June 25, 2024 and July 2, 2024; Michael Halstead on November 14, 2024; Mark Neumann on August 20, 2024; and Sanjeev Narula on August 14, 2024. Investors and stockholders of ITCI are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from ITCI on ITCI’s website at www.intracellulartherapies.com or on request from Johnson & Johnson or ITCI. Additional information concerning the interests of ITCI’s participants in the solicitation, which may, in some cases, be different than those of ITCI’s stockholders generally, will be set forth in ITCI’s proxy statement relating to the proposed transaction when it becomes available.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the transaction. These forward-looking statements are based on ITCI’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by ITCI, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the transaction; (ii) potential litigation relating to the transaction that could be instituted by or against ITCI, Johnson & Johnson, or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the transaction will harm ITCI’s business, including current plans and operations; (iv) the ability of ITCI to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the transaction; (vi) continued availability of capital; (vii) legislative, regulatory and economic developments affecting ITCI’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the transaction that may impact ITCI’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as ITCI’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the transaction; (xii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances requiring ITCI to pay a termination fee or other expenses; (xiv) competitive responses to the transaction; (xv) ITCI’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to ITCI’s business, including those set forth in ITCI’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by ITCI with the SEC; and (xvii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on ITCI’s financial condition, results of operations, or liquidity. These forward-looking statements speak only as of the date they are made, and ITCI does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

Date: January 13, 2025	By:	/s/ Sanjeev Narula
	Name:	Sanjeev Narula
	Title:	Executive Vice President, Chief Financial Officer and Treasurer